UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 19, 2020

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100
Lincoln,	Nebraska	68508
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 per Share	NNI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                    ☐

Item 8.01 Other Events.
All of the information in this paragraph has been previously reported by Nelnet, Inc. (the “Company”). On June 18, 2020, the Company received a letter from the U.S. Department of Education, Office of Federal Student Aid (the “Department”) notifying the Company that the Company’s proposal in response to the Business Process Operations (“BPO”) solicitation component of the Department’s Next Generation Financial Services Environment (“NextGen”) contract procurement process was determined to be ineligible for award, claiming the Company’s response did not meet certain requirements related to small business participation. BPO is the back office and call center operational functions for servicing the Department’s student loan customers. The Company immediately requested a debriefing regarding the Department’s basis for this decision. Prior to providing the Company a debriefing, on June 24, 2020, the Department awarded and signed contracts with five other companies in connection with the BPO solicitation. On July 13, 2020, the Company filed a protest with the Government Accountability Office (“GAO”) challenging on a number of bases the Department’s determination that the Company’s BPO response did not meet small business participation requirements. In addition, on July 20, 2020, the Company filed a supplemental protest challenging the Department’s decision to proceed with awards of contracts for the BPO component, when, on July 10, 2020, it cancelled the Enhanced Processing Solutions (“EPS”) transitional information technology platform component and a new EPS solicitation is expected to be released. On July 24, 2020, the Department provided the Company a debriefing regarding the Department’s June 18, 2020 decision to eliminate the Company from the BPO competition. On July 28, 2020, the Company filed a second supplemental protest challenging the Department’s BPO decision.
On October 19, 2020, the GAO denied the Company’s protests concerning the BPO solicitation component.
The Department’s NextGen contract procurement process was comprised of solicitations, including BPO and the EPS technology platform, which would make up a new framework for the servicing of all of the student loans owned by the Department. As discussed above, on July 10, 2020, the Department cancelled the EPS solicitation component. In the Department’s cancellation description of the EPS solicitation component, the Department indicated that it continues to be committed to the goals and vision of NextGen, and that it will be introducing a new solicitation to continue the NextGen strategy in the future. In September 2020, the Department held a publicly announced pre-solicitation conference for an Interim Servicing Solution (“ISS”). ISS is a follow-on to the existing Title IV Additional Servicing and Not-for-Profit Servicing contracts, which would award a full system and servicing solution to more than one provider. The Department indicated it anticipates the release of the ISS solicitation in October 2020. The Company fully intends to respond to the ISS solicitation when it is released.
The foregoing discussion under this Item 8.01 includes forward-looking statements that involve risks and uncertainties. In connection therewith, see the discussion below under the caption “Forward-looking and cautionary statements,” which is incorporated under this Item 8.01 by reference.
Forward-looking and cautionary statements
This report contains forward-looking statements within the meaning of federal securities laws. The words "anticipate," “continue,” “could,” "estimate," "expect," “intend,” "may," “plan,” “potential,” "will," “would,” and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements. These statements are based on management's current expectations as of the date of this report and are subject to known and unknown risks and uncertainties that may cause actual results or performance to differ materially from those expressed or implied by the forward-looking statements. Such risks include, but are not limited to: risks related to the ability to successfully maintain and increase allocated volumes of student loans serviced by the Company under existing and any future servicing contracts with the Department, which current contracts accounted for 30 percent of the Company's revenue in 2019; risks that the previously reported non-binding notice of intent by the Department to extend the current servicing contracts, which notice does not commit the Department to extend the contracts, may not result in actual extensions of the contracts: risks to the Company related to the Department's initiatives to procure new contracts for federal student loan servicing, including the pending and uncertain nature of the Department's procurement process, the possibility that awards or other evaluations of proposals may be challenged by various interested parties and may not be finalized within the currently anticipated time frame or at all, risks that the Company may not be successful in obtaining any of such potential new contracts, and risks related to the Company's ability to comply with agreements with third-party customers for the servicing of loans; risks related to the severity, magnitude, and duration of the COVID-19 pandemic, including changes in the macroeconomic environment and consumer behavior, restrictions on business, individual, or travel activities intended to slow the spread of the pandemic, and volatility in market conditions resulting from the pandemic; risks and uncertainties from changes in the credit and services marketplace resulting from changes in applicable laws, regulations, government programs, budgets and annual appropriations, and other factors; cybersecurity risks, including potential disruptions to systems, disclosure of confidential information, and/or damage to reputation resulting from cyber-breaches; and other risks and uncertainties set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020. All forward-looking statements contained in this report are qualified by these cautionary statements and are made only as of the date of this report. Although the Company may from time to time voluntarily update or revise its prior forward-looking statements to reflect actual results or changes in the Company’s expectations, the Company disclaims any commitment to do so except as required by securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NELNET, INC.
Date: October 20, 2020                By:    /s/ JAMES D. KRUGER
Name:    James D. Kruger
Title:    Chief Financial Officer